EX-99.77O - TRANSACTIONS EFFECTED PURSUANT TO RULE 10f-3
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Name of Fund:  Goldman Sachs Tollkeeper Fund

Name of Underwriter Purchased From:  Morgan Stanley & Co. Inc.

Names of Underwriting Syndicate Members: BANC OF AMERICA N.A.
DEUTSCHE BANK SECURITIES INC
GOLDMAN SACHS
LAZARD FRERES & CO
MERRILL LYNCH PIERCE FENNER AND SMITH INC
MORGAN STANLEY CO. INC.
PACIFIC CREST SECURITIES, INC.


Name of Issuer: A123 System Inc

Title of Security:  Common Stock

Date of First Offering:  09/23/09

Dollar Amount Purchased:  $804,330.00

Number of Shares Purchased:  59,580.00 Shares

Price Per Unit:  $13.50

Resolution Approved:  Approved at the November 2009 Board Meeting*.



Name of Fund:  Goldman Sachs Mid Cap Value Fund

Names of Underwriting Syndicate Members: BANC OF AMERICA N.A.
DEUTSCHE BANK SECURITIES INC
DOWLING & PARTNERS SECURITIES LLC
GOLDMAN SACHS
MERRILL LYNCH PIERCE FENNER AND SMITH INC


Name of Issuer: Genworth Financial Inc

Title of Security:  Common Stock

Date of First Offering:  09/15/09

Dollar Amount Purchased:  $8,082,378.50

Number of Shares Purchased:  687,862.00 Shares

Price Per Unit:  $11.75

Resolution Approved:  Approved at the November 2009 Board Meeting*.



Name of Fund:  Goldman Sachs Growth Opportunities Fund

Name of Underwriter Purchased From:  Morgan Stanley & Co. Inc.

Names of Underwriting Syndicate Members: BARCLAYS BANK PLC
CITIGROUP GLOBAL MARKETS INC
GOLDMAN SACHS
J.P. MORGAN SECURITES INC.
MORGAN STANLEY CO. INC.
UBS SECURITIES INC

Name of Issuer: TALECRIS BIOTHERAPEUTICS

Title of Security:  Common Stock

Date of First Offering: 09/30/09

Dollar Amount Purchased: $11,865,462.00

Number of Shares Purchased: 624,498.00 Shares

Price Per Unit: $19.00

Resolution Approved:  Approved at the November 2009 Board Meeting*.


Name of Fund:  Goldman Sachs Small/Mid Cap Growth Fund

Name of Underwriter Purchased From:  Morgan Stanley & Co. Inc.

Names of Underwriting Syndicate Members: BANC OF AMERICA N.A.
DEUTSCHE BANK SECURITIES INC
GOLDMAN SACHS
LAZARD FRERES & CO
MERRILL LYNCH PIERCE FENNER AND SMITH INC
MORGAN STANLEY CO. INC.
PACIFIC CREST SECURITIES, INC.
..
UBS SECURITIES INC

Name of Issuer: A123 System Inc

Title of Security:  Common Stock

Date of First Offering: 09/23/09

Dollar Amount Purchased: $370,089.00

Number of Shares Purchased: 27,414.00 Shares

Price Per Unit: $13.50

Resolution Approved:  Approved at the November 2009 Board Meeting*.


Name of Fund:  Goldman Sachs Small/Mid Cap Growth Fund

Name of Underwriter Purchased From:  Morgan Stanley & Co. Inc.

Names of Underwriting Syndicate Members: BARCLAYS BANK PLC
CITIGROUP GLOBAL MARKETS INC
GOLDMAN SACHS
J.P. MORGAN SECURITES INC.
MORGAN STANLEY CO. INC.
UBS SECURITIES INC

Name of Issuer: Talecris Biotherapeutics Holdings

Title of Security:  Common Stock

Date of First Offering: 09/30/09

Dollar Amount Purchased: $1,508,600.00

Number of Shares Purchased: 79,400.00 Shares

Price Per Unit: $19.00

Resolution Approved:  Approved at the November 2009 Board Meeting*.



Name of Fund:  Goldman Sachs All Cap Growth Fund

Name of Underwriter Purchased From:  Morgan Stanley & Co. Inc.

Names of Underwriting Syndicate Members: BANC OF AMERICA N.A.
DEUTSCHE BANK SECURITIES INC
GOLDMAN SACHS
LAZARD FRERES & CO
MERRILL LYNCH PIERCE FENNER AND SMITH INC
MORGAN STANLEY CO. INC.
PACIFIC CREST SECURITIES, INC.


Name of Issuer: A123 System Inc

Title of Security:  Common Stock

Date of First Offering:  09/23/09

Dollar Amount Purchased:  $22,356.00

Number of Shares Purchased:  1,656.00 Shares

Price Per Unit:  $13.50

Resolution Approved:  Approved at the November 2009 Board Meeting*.


Name of Fund:  Goldman Sachs All Cap Growth Fund

Name of Underwriter Purchased From:  Morgan Stanley & Co. Inc.

Names of Underwriting Syndicate Members:BARCLAYS BANK PLC
CITIGROUP GLOBAL MARKETS INC
GOLDMAN SACHS
J.P. MORGAN SECURITES INC.
MORGAN STANLEY CO. INC.
UBS SECURITIES INC

Name of Issuer: Talecris Biotherapeutics Holdings

Title of Security:  Common Stock

Date of First Offering: 09/30/09

Dollar Amount Purchased: $67,431.00

Number of Shares Purchased: 3,549.00 Shares

Price Per Unit: $19.00

Resolution Approved:  Approved at the November 2009 Board Meeting*.


Name of Fund:  Goldman Sachs Small Cap Value Fund

Name of Underwriter Purchased From:  CITIGROUP GLOBAL MARKETS INC

Names of Underwriting Syndicate Members:ABN AMRO INCORPORATED
CITIGROUP GLOBAL MARKETS INC
GOLDMAN SACHS

Name of Issuer: Entegris Inc

Title of Security:  Common Stock

Date of First Offering: 09/10/09

Dollar Amount Purchased: $2,627,149.00

Number of Shares Purchased: 691,355.00 Shares

Price Per Unit: $3.80

Resolution Approved:  Approved at the November 2009 Board Meeting*.


Name of Fund:  Goldman Sachs Small Cap Value Fund

Name of Underwriter Purchased From:  Merrill Lynch, Pierce, Fenner & Smith Inc

Names of Underwriting Syndicate Members:BANC OF AMERICA N.A.
BB&T CAPITAL MARKETS, INC.
GOLDMAN SACHS
MERRILL LYNCH PIERCE FENNER AND SMITH INC
MORGAN STANLEY CO. INC.
ROBERT W. BAIRD & CO. INCORPORATED
ROBINSON HUMPHERY

Name of Issuer: MUELLER WATER PRODUCTS

Title of Security:  Common Stock

Date of First Offering: 09/17/09

Dollar Amount Purchased: $3,285,280.50

Number of Shares Purchased: 691,638.00 Shares

Price Per Unit: $4.75

Resolution Approved:  Approved at the November 2009 Board Meeting*.


Name of Fund:  Goldman Sachs Tollkeeper Fund

Name of Underwriter Purchased From:  Credit Suisse Securities (USA) LLC

Names of Underwriting Syndicate Members: CREDIT SUISSE FIRST BOSTON CORPORATION GOLDMAN SACHS
JEFFERIES & COMPANY INC
LAZARD FRERES & CO

Name of Issuer: STR Holdings Inc

Title of Security:  Common Stock

Date of First Offering: 11/06/09

Dollar Amount Purchased: $2,631,000.00

Number of Shares Purchased: 263,100.00 Shares

Price Per Unit: $10.00

Resolution Approved:  Approved at the February 2010 Board Meeting**.


Name of Fund:  Goldman Sachs All Cap Growth Fund

Name of Underwriter Purchased From:  Merrill Lynch, Pierce, Fenner & Smith Inc

Names of Underwriting Syndicate Members: GOLDMAN SACHS
J.P. MORGAN SECURITES INC.
PIPER JAFFREY

Name of Issuer: Rue21 Inc

Title of Security:  Common Stock

Date of First Offering: 11/12/09

Dollar Amount Purchased: $29,868.00

Number of Shares Purchased: 1,572.00 Shares

Price Per Unit: $19.00

Resolution Approved:  Approved at the February 2010 Board Meeting**.


Name of Fund:  Goldman Sachs Small/Mid Cap Growth Fund

Name of Underwriter Purchased From:  Merrill Lynch, Pierce, Fenner & Smith Inc

Names of Underwriting Syndicate Members: GOLDMAN SACHS
J.P. MORGAN SECURITES INC.
PIPER JAFFREY

Name of Issuer: Rue21 Inc

Title of Security:  Common Stock

Date of First Offering: 11/12/09

Dollar Amount Purchased: $766,992.00

Number of Shares Purchased: 40,368.00 Shares

Price Per Unit: $19.00

Resolution Approved:  Approved at the February 2010 Board Meeting**.


Name of Fund:  Goldman Sachs Tollkeeper Fund

Name of Underwriter Purchased From:  Credit Suisse Securities (USA) LLC

Names of Underwriting Syndicate Members: CREDIT SUISSE FIRST BOSTON CORPORATION GOLDMAN SACHS
JEFFERIES & COMPANY INC
LAZARD FRERES & CO

Name of Issuer: STR Holdings Inc

Title of Security:  Common Stock

Date of First Offering: 11/06/09

Dollar Amount Purchased: $1,770,800.00

Number of Shares Purchased: 177,080.00 Shares

Price Per Unit: $10.00

Resolution Approved:  Approved at the February 2010 Board Meeting**.


Name of Fund:  Goldman Sachs Small Cap Value Fund

Name of Underwriter Purchased From: D.A. DAVIDSON & CO.
J.P. Morgan Chase Bank N.A.

Names of Underwriting Syndicate Members: D.A. DAVIDSON & CO.
GOLDMAN SACHS
J.P. MORGAN SECURITIES INC.

Name of Issuer: Cellu Tissue Holdings Inc

Title of Security:  Common Stock

Date of First Offering: 01/21/10

Dollar Amount Purchased: $5,110,950.00

Number of Shares Purchased: 393,150.00 Shares

Price Per Unit: $13.00


Name of Fund:  Goldman Sachs Small Cap Value Fund

Name of Underwriter Purchased From: Morgan Stanley & Co. Inc.

Names of Underwriting Syndicate Members: CITIGROUP GLOBAL MARKETS INC GOLDMAN SACHS
J.P. MORGAN SECURITES INC.
MORGAN STANLEY CO. INC.
UBS SECURITIES INC

Name of Issuer: Developers Diversified Realty

Title of Security:  Common Stock

Date of First Offering: 02/09/10

Dollar Amount Purchased: $3,695,125.50

Number of Shares Purchased: 452,834.00 Shares

Price Per Unit: $8.16


Name of Fund:  Goldman Sachs Small Cap Value Fund

Name of Underwriter Purchased From: KEEFE BRUYETTE & WOODS, INC.
SANDLER ONEILL PARTNERS LP

Names of Underwriting Syndicate Members: GOLDMAN SACHS
KEEFE BRUYETTE & WOODS, INC.
SANDLER ONEILL PARTNERS LP

Name of Issuer: FIRST MIDWEST BANCORP

Title of Security:  Common Stock

Date of First Offering: 01/13/10

Dollar Amount Purchased: $1,587,201.00

Number of Shares Purchased: 144,291.00 Shares

Price Per Unit: $11.00


Name of Fund:  Goldman Sachs Small Cap Value Fund

Names of Underwriting Syndicate Members: BARCLAYS BANK PLC
Credit Suisse Securities (USA) LLC
GOLDMAN SACHS
J.P. MORGAN SECURITES INC.
Merrill Lynch Capital Services Inc
PIPER JAFFREY

Name of Issuer: Rue21 Inc

Title of Security:  Common Stock

Date of First Offering: 02/25/10

Dollar Amount Purchased: $2,520,369.00

Number of Shares Purchased: 88,434.00 Shares

Price Per Unit: $28.50


Name of Fund:  Goldman Sachs Small Cap Value Fund

Name of Underwriter Purchased From: Merrill Lynch, Pierce, Fenner & Smith Inc

Names of Underwriting Syndicate Members: Barclays Capital
GOLDMAN SACHS
J.P. MORGAN SECURITIES INC.
Merrill Lynch Capital Services Inc
UBS SECURITIES INC

Name of Issuer: Symetra financial

Title of Security:  Common Stock

Date of First Offering: 01/21/10

Dollar Amount Purchased: $5,938,800.00

Number of Shares Purchased: 494,900.00 Shares

Price Per Unit: $12.00


Name of Fund:  Goldman Sachs Small Cap Value Fund

Name of Underwriter Purchased From: JEFFERIES & COMPANY INC

Names of Underwriting Syndicate Members: BB&T CAPITAL MARKETS, INC.
GOLDMAN SACHS
JEFFERIES & COMPANY INC
JOHNSON RICE
LAZARD FRERES & CO
Stephens & Co

Name of Issuer: Aegean Marine Petroleum

Title of Security:  Common Stock

Date of First Offering: 01/21/10

Dollar Amount Purchased: $1,172,122.50

Number of Shares Purchased: 35,790.00 Shares

Price Per Unit: $32.75



*Resolution adopted at the Meeting of the Board of Trustees on November
19, 2009:

RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended September 30, 2009 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

**Resolution adopted at the Meeting of the Board of Trustees on February
12, 2010:

RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2009 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.